As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)
(626) 914-7383
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2008

Stephens Mid Cap Growth Fund 11/30/08 N-CSR
Stephens Small Cap Growth Fund 11/30/08 N-CSR

Item 1. Report to Stockholders.

Stephens
Investment Management Group®

THE POWER OF GROWTH®

STEPHENS FUNDS®

ANNUAL REPORT

SMALL CAP GROWTH FUND

MID CAP GROWTH FUND

NOVEMBER 30, 2008

Shareholder Letter	2
Expense Example	8
Schedule of Investments	16
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	42
Additional Information	59

Stephens Funds®

Fellow Shareholder:

We are pleased to present this annual report to you. We would like to welcome all of our new shareholders, and thank our existing ones for their support and confidence. The following contains a brief discussion of the equity markets, some thoughts on our outlook, and specific comments on our Funds’ performance for the fiscal year ended November 30, 2008.

Market Overview

Early in my career, I was sometimes admonished by those investment managers with far more experience that I hadn’t known the pain and perils of a true bear market. It was true of course. (In a bull market, however, it might be beneficial to not be burdened with those scars.) Recently, my father, a sage and veteran investor, called to commiserate with me and said that now I too had lived through a bear market, the likes of which few had seen before. As investors in our Funds, you too have shared in the pain of a terrible market.

As we mentioned in our semi-annual letter, “when change comes, the effects tend to be more dramatic and its duration greater than anyone expects at the onset.” And even with that in mind, it was nearly impossible to foresee the magnitude of this financial meltdown. What began as a sub-prime lending and housing problem has led to a banking crisis on top of a severe economic recession. The casualties of which have been household names like Bear Stearns, Lehman Bros., AIG and so on.

Credit is in some sense the oxygen of our economy. When it is plentiful, we breathe it in and it fuels us without much thought, but when it is absent, we instantly recognize the change and the cascade of deterioration in all other functions. The inability and the unwillingness of banks to lend have cut off some of the oxygen to our economy. And as consumers and businesses alike curtail spending, the entire economy has slowed.

Amid the volatility and fear, one of the surprising outcomes of this market environment was that nearly all segments of the market performed similarly. In industry jargon, “correlations went to one”. Growth or value, technology or healthcare, large or small, performance was weak across the board. As a result, there was little dispersion among managers or indices.

Outlook

Throughout the year, we had been saying “things may get worse before they get better.” They got worse. However, even as we are well into bear market territory and in the midst of a severe recession with no clear signs of improvement, all hope is not lost.

Things could get worse still. The media and press can give you a full measure of that information. Rather than theorizing about what else could go wrong, I would prefer to focus on what could

WWW.STEPHENSFUNDS.COM

Stephens Funds®

get better. There is good news. We believe that there are some prerequisites for a market improvement.

•	Volatility must subside
•	Valuations should be near or at a historical trough
•	Growth expectations need to become overly conservative
•	Capitulation

I think it is safe to say that the first two have been met. Without much mention in the press, volatility has quietly gone back to more normal levels. Valuations have come in a great deal, and were at historically low levels in November. The next two points are harder to make with any degree of certainty, but Wall Street has been aggressively cutting earnings estimates, in many cases doing so blindly, not based on specific fundamental knowledge, but simply for the sake of conservatism. We feel that, in and of itself, is a form of capitulation.

This does not necessarily mean that markets will instantly rebound. Growth expectations have more downside, and corporate earnings for Q4 will be terrible. It is likely that economic data, such as Gross Domestic Product (GDP) growth and unemployment may continue to weaken, but as we mentioned last quarter, we believe equity markets should almost certainly rebound before we see improvement in economic data — the stock market is a leading indicator. And from the lows in November, the Russell 2000® Growth Index is up about 33%. So now, I can say with more certainty that it is possible that the worst is behind us, at least in the sense of stock performance.

Also, there are two other phenomena that give us reason to be optimistic. First, within nearly every sector, there were some winners — fewer and farther between, but winners nonetheless. This is the beauty of investing in smaller companies. Even in an abysmal market, there is almost always some little innovative company that can find a way to grow. Second, we feel the volatility and immense selling pressures combined with (at least some) capitulation have created potential opportunities in the market.

Whichever words you choose to characterize this market: bear market, market crash, severe recession, et alia, it is clearly a bad thing. But just as forest fires are a bad thing, there is good that comes from them. It used to be believed that forest fires should be prevented at all cost. But we have come to learn that forest fires serve a purpose, cleansing the forest of old and diseased trees, and enabling new ones to spring up and grow to greatness. A sad reality is that some trees must burn. So too must some companies. In times such as these, weak or over-levered companies, ones with bad business models, or bad management, are usually purged. Their stronger, healthier rivals are left to flourish in their absence, and opportunities arise for new business creation. We believe that we have bound ourselves to the sturdiest trees, and as the heat subsides, we are scouring the ground for fresh saplings.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Stephens Small Cap Growth Fund

For the twelve month period ended November 30, 2008, the Stephens Small Cap Growth Fund Class A shares were down 42.64%, excluding sales charges. Over the same period, the S&P 500® Index was down 38.09%, and the Fund’s benchmark, the Russell 2000® Growth Index was down 41.34%.

Early in the year we had reduced our exposure to Consumer Discretionary stocks. Relative to our benchmark, we went from an underweight position to slightly overweight. But our focus has shifted from specialty retailers to companies whose business models historically tend to be less economically sensitive or may even benefit in a slower growth environment such as Strayer Education Inc. and Aaron Rents Inc. Both were top performers for the Fund.

While Energy stocks performed well in the first half of the year, the rapid reversal of commodity prices brought with it a reversal in the fortunes of the stocks. For the entire period, the Energy sector was one of the Fund’s worst performers. As the global economy has slowed, so has the demand for energy. We have adjusted our holdings here, and while we began the period with more exposure to Energy than the benchmark, we are now inline.

The Fund had mixed results in Healthcare. While many of these stocks are thought to be more defensive in nature and initially performed relatively well, they were also relatively expensive. Later in the year, even some of the more stable business models showed signs of slowing and investors quickly took profits in the stocks with premium valuations. Among those stocks were our holdings in Icon PLC and Kendle International. Throughout the year, we have modestly increased exposure to the sector, and despite the underperformance — in fact because of it — we continue to find compelling opportunities.

Our most heavily weighted sector, Technology, was down slightly more than the market, but one in which the Fund performed well relative to the benchmark. We had success with EPIQ Systems Inc., a leader in providing software and services for bankruptcy trustees — a rapidly growing business now. We also had disappointments in Technology as it is home to some of our most expensive stocks, and they had farther to fall.

Surprisingly, a bright spot for the Fund was Financials. As growth investors, historically we have been underweight the sector. This year we saw several opportunities develop and have increased our holdings here.

Stephen Mid Cap Growth Fund

For the twelve month period ended November 30, 2008, the Stephens Mid Cap Growth Fund Class A shares were down 46.56%, excluding sales charges. Over the same period, the S&P 500® Index was down 38.09%, and the Fund’s benchmark, the Russell Midcap® Growth Index was down 46.15%.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

For the entire year, we had significantly less exposure to Consumer Discretionary stocks than our benchmark. Our underweight position here helped our performance. Our best performance came from holdings in companies in the education industry, like DeVry Inc., which has fared well in a slowing economic environment as displaced members of the work force are going back to school. And despite industry-best results, companies like GameStop Corp. suffered due to direct exposure to a weaker consumer.

We began the year overweight Energy and it worked in our favor until this summer. As commodity prices fell, so did the energy related stocks. At about 10% of assets, we ended the period still slightly overweight relative to our benchmark, and this hurt our performance. Despite ending the year on a bad note, two of the Fund’s top contributors were energy companies as we had opportunistically trimmed positions and took profits into the strength earlier in the year.

Healthcare is our second largest sector and our most overweight. Disruptions in capital markets caused problems for our holdings that sell software and equipment to hospitals. Shortfalls here hurt the Fund. We believe that most of these disruptions were temporary and that the increased spending on technology that improves outcomes and efficiency will be a focus going forward.

Results in Technology were mixed. Early in the year we had success as a few of our stocks were acquired for meaningful premiums. Later in the year, some of our more expensive technology stocks fell more than the market. Our exposure to alternative energy within the sector underperformed as well. Technology remains a large holding for us.

Although in prior periods it has hurt us, our lack of exposure to Basic Materials helped the Fund’s relative performance. The inflation in commodities drove the upside to these stocks early in the year, but quickly reversed this summer.

In Closing...

As this financial crisis unfolds, it is clear that many investors had ventured too far in terms of risk. We have heard anecdotes of conservative investors buying collateralized debt obligations, thinking they were the same as investment grade bonds. The exponential growth of hedge funds has been met with massive withdrawals and closings. The knee-jerk reaction was to go to cash, and now cash positions are at record levels. Demand for safe harbors such as Treasury bills is evidenced by yields being bid to virtually zero. As investors rein in their exposure to unknown and riskier assets, and then start to redeploy their cash, we believe that they will focus on more traditional investments — domestic equities.

Additionally, when coming out of a recession, smaller growth companies have been the best performers historically. In the aftermath of the financial crisis and recession, opportunities should be created, and it is usually the high quality, efficient, nimble companies that seize them. As you know, these are just the sort of companies in which we seek to invest.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

At Stephens, we firmly believe in investing alongside our clients. Each member of the portfolio management team has significant investments in both of our Funds. We thank you for your support, and we look forward to serving your investment needs.

Your Fellow Shareholder,

Ryan Edward Crane

Past performance is no guarantee of future results.

Opinions expressed are those of Ryan Edward Crane and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500® Index is unmanaged and commonly used to measure performance of U.S. stocks. The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000® Index. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments within the report for a complete list of fund holdings.

Correlation: Statistical measure of the degree to which the movements of two variables are related. The results range from −1.0 to +1.0.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor. (1/09)

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Sector Allocation at November 30, 2008 (Unaudited)

*	Cash Equivalents and other assets less liabilities
Sector allocations and fund holdings are subject to change at anytime and are not a recommendation to buy or sell any security.

Expense Example For the Six Months Ended November 30, 2008 (Unaudited)

As a shareholder of the Stephens Small Cap Growth Fund or the Stephens Mid Cap Growth Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 – November 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them. Effective January 15, 2009 the Class I shares of the Funds will no longer assess a redemption fee. An Investment Retirement Account (“IRA”) will be charged a $15.00 annual

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Expense Example For the Six Months Ended November 30, 2008 (Unaudited), Continued

maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Expense Example For the Six Months Ended November 30, 2008 (Unaudited), Continued

Stephens Small Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2008 –
	June 1, 2008	November 30, 2008	November 30, 2008*

Class A Actual	$1,000	$611	$6.04
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.57
Class C Actual	$1,000	$608	$9.05
Class C Hypothetical (5% annual return before expenses)	$1,000	$1,014	$11.33
Class I Actual	$1,000	$611	$5.04
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.31

Stephens Mid Cap Growth Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2008 –
	June 1, 2008	November 30, 2008	November 30, 2008*

Class A Actual	$1,000	$559	$5.84
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.57
Class C Actual	$1,000	$557	$8.76
Class C Hypothetical (5% annual return before expenses)	$1,000	$1,014	$11.33
Class I Actual	$1,000	$560	$4.87
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.31

*	Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.50% (reflecting fee waivers in effect) for Class A shares, 2.25% (reflecting fee waivers in effect) for Class C shares and 1.25% (reflecting fee waivers in effect) for Class I shares, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class A
Value of $10,000 vs Russell 2000®
Growth Index and S&P 500® Index

Average Annual Total Returns		Since Inception
Year Ended November 30, 2008	1 Year	(12/1/2005)
Class A	(42.64)%	(11.64)%
Class A (with sales charge)	(45.67)%	(13.21)%
Russell 2000® Growth Index	(41.34)%	(11.52)%
S&P 500® Index	(38.09)%	(9.05)%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 1, 2005 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class C
Value of $10,000 vs Russell 2000®
Growth Index and S&P 500® Index

Average Annual Total Returns	Since Inception
Year Ended November 30, 2008	(3/28/2008)
Class C	(32.90)%
Class C (with sales charge)	(33.57)%
Russell 2000® Growth Index	(32.72)%
S&P 500® Index	(30.77)%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 28, 2008 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Stephens Small Cap Growth Fund – Class I
Value of $10,000 vs Russell 2000®
Growth Index and S&P 500® Index

Average Annual Total Returns		Since Inception
Year Ended November 30, 2008	1 Year	(8/31/2006)
Class I	(42.54)%	(14.18)%
Russell 2000® Growth Index	(41.34)%	(15.57)%
S&P 500® Index	(38.09)%	(13.60)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced. Effective January 15, 2009 the Class I shares of the Stephens Small Cap Growth Fund will no longer assess a redemption fee.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class A
Value of $10,000 vs Russell Midcap®
Growth Index and S&P 500Index

Average Annual Total Returns		Since Inception
Year Ended November 30, 2008	1 Year	(2/1/2006)
Class A	(46.56)%	(13.99)%
Class A (with sales charge)	(49.38)%	(15.61)%
Russell Midcap® Growth Index	(46.15)%	(15.37)%
S&P 500® Index	(38.09)%	(10.08)%

This chart illustrates the performance of a hypothetical $10,000 investment made on February 1, 2006 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class C
Value of $10,000 vs Russell Midcap®
Growth Index and S&P 500® Index

Average Annual Total Returns	Since Inception
Year Ended November 30, 2008	(3/28/2008)
Class C	(37.70)%
Class C (with sales charge)	(38.32)%
Russell Midcap® Growth Index	(39.23)%
S&P 500® Index	(30.77)%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 28, 2008 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Stephens Mid Cap Growth Fund – Class I
Value of $10,000 vs Russell Midcap®
Growth Index and S&P 500® Index

Average Annual Total Returns		Since Inception
Year Ended November 30, 2008	1 Year	(8/31/2006)
Class I	(46.38)%	(13.70)%
Russell Midcap® Growth Index	(46.15)%	(17.17)%
S&P 500® Index	(38.09)%	(13.60)%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2006 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced. Effective January 15, 2009 the Class I shares of the Stephens Mid Cap Growth Fund will no longer assess a redemption fee.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2008

Shares		Value
	COMMON STOCKS - 96.1%
	Aerospace & Defense - 2.9%
12,500	Moog, Inc. - Class A*	$402,250
12,500	Stanley, Inc.*	398,750
5,400	Triumph Group, Inc.	184,680

		985,680

	Auto Components - 1.0%
30,900	LKQ Corp.*	321,978

	Beverages - 0.5%
6,200	Hansen Natural Corporation*	184,450

	Biotechnology - 2.1%
17,700	Cepheid, Inc.*	240,366
14,900	Kendle International, Inc.*	305,003
2,800	Myriad Genetics, Inc.*	165,984

		711,353

	Capital Markets - 1.7%
5,650	Calamos Asset Management, Inc.	22,996
3,400	Greenhill & Co., Inc.	231,540
7,100	Stifel Financial Corp.*	305,371

		559,907

	Chemicals - 0.2%
8,700	Zoltek Co., Inc.*	70,035

	Commercial Banks - 2.1%
15,670	Pinnacle Financial Partners, Inc.*	430,925
6,600	SVB Financial Group*	264,330

		695,255

	Commercial Services & Supplies - 9.9%
10,630	Advisory Board Co.*	266,281
11,700	Cornell Companies, Inc.*	276,120
13,035	CoStar Group, Inc.*	425,202
4,500	FTI Consulting, Inc.*	246,780
20,500	The GEO Group, Inc.*	395,650
4,700	ICF International, Inc.*	92,120

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.1%, CONTINUED
	Commercial Services & Supplies - 9.9%, Continued

10,100	Portfolio Recovery Associates, Inc.*	$340,976
3,000	Strayer Education, Inc.	718,830
11,400	Team, Inc.*	321,708
13,000	Tetra Tech, Inc.*	260,520

		3,344,187

	Communications Equipment - 0.8%
10,800	F5 Networks, Inc.*	268,920

	Computers & Peripherals - 1.8%
13,200	Data Domain, Inc.*	214,500
35,700	STEC, Inc.*	194,565
16,900	Stratasys, Inc.*	188,604

		597,669

	Consumer Finance - 1.6%
19,500	EZCORP, Inc.*	321,555
14,700	First Cash Financial Services, Inc.*	226,674

		548,229

	Distributors - 0.3%
7,200	DXP Enterprises Inc.*	95,112

	Diversified Consumer Services - 1.2%
6,900	Capella Education Co.*	413,034

	Electrical Equipment - 0.5%
8,700	American Superconductor Corporation*	113,883
8,700	Polypore International, Inc.*	39,237

		153,120

	Electronic Equipment & Instruments - 4.4%
16,920	FLIR Systems, Inc.*	524,858
4,500	Itron, Inc.*	213,210
9,845	National Instruments Corp.	237,363
8,884	OSI Systems, Inc.*	123,310
4,300	SunPower Corp. - Class A*	149,339

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.1%, CONTINUED
	Electronic Equipment & Instruments - 4.4%, Continued

12,610	Trimble Navigation Ltd.*	$256,740

		1,504,820

	Energy Equipment & Services - 3.9%
7,600	Core Laboratories NV	506,236
8,700	Dril-Quip, Inc.*	171,216
10,200	Hornbeck Offshore Services, Inc.*	172,176
7,230	Oceaneering International, Inc.*	186,679
3,900	Oil States International, Inc.*	83,538
6,535	T-3 Energy Services, Inc.*	85,935
25,270	TETRA Technologies, Inc.*	121,801

		1,327,581

	Fire, Marine & Casualty Insurance - 1.5%
21,998	Tower Group, Inc.	501,774

	Food & Staples Retailing - 0.9%
16,940	United Natural Foods, Inc.*	305,089

	Food Products - 1.4%
20,910	Hain Celestial Group, Inc.*	329,123
3,000	The J.M. Smucker Company	136,110

		465,233

	Health Care Equipment & Supplies - 8.0%
25,300	Conceptus, Inc.*	371,910
12,460	Gen-Probe, Inc.*	459,151
24,190	Hologic, Inc.*	340,111
4,000	Illumina, Inc.*	88,040
11,400	Neogen Corp.*	257,526
16,980	NuVasive, Inc.*	584,961
23,800	Volcano Corporation*	388,416
11,200	Zoll Medical Corp.*	199,472

		2,689,587

	Health Care Providers & Services - 7.8%
18,600	Athenahealth, Inc.*	508,338
31,880	Eclipsys Corp.*	418,265

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.1%, CONTINUED
	Health Care Providers & Services - 7.8%, Continued

24,600	ICON PLC - ADR*	$521,274
23,500	PSS World Medical, Inc.*	408,665
18,810	Psychiatric Solutions Inc.*	475,893
15,255	VCA Antech, Inc.*	290,608

		2,623,043

	Hotels, Restaurants & Leisure - 1.5%
19,820	BJ’s Restaurants, Inc.*	193,840
7,300	Panera Bread Co. - Class A*	324,412

		518,252

	Insurance - 0.6%
8,900	Validus Holdings Ltd	206,836

	Internet & Catalog Retail - 1.4%
7,600	Blue Nile, Inc.*	181,336
17,426	VistaPrint Ltd*	284,915

		466,251

	Internet Software & Services - 5.7%
6,500	Akamai Technologies, Inc.*	79,755
60,059	CyberSource Corp.*	557,347
9,900	Digital River, Inc.*	209,187
11,700	Mercadolibre, Inc.*	144,144
31,605	Omniture, Inc.*	314,154
34,405	Online Resources Corp.*	109,408
28,870	Vocus, Inc.*	524,568

		1,938,563

	IT Services - 1.3%
15,300	NCI, Inc.*	440,334

	Kidney Dialysis Centers - 0.7%
31,800	Dialysis Corp of America*	221,010

	Life Insurance - 1.2%
14,500	IPC Holdings Ltd.	406,000

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.1%, CONTINUED

	Life Sciences Tools & Services - 0.2%
9,900	Parexel International Corp.*	$82,368

	Machinery - 1.2%
6,000	Axsys Technologies, Inc.*	418,860

	Media - 2.7%
15,100	DG FastChannel, Inc.*	252,925
62,500	IMAX Corporation*	181,250
31,500	National CineMedia, Inc.	256,410
41,100	TiVo, Inc.*	206,322

		896,907

	Multiline Retail - 0.5%
9,500	Big Lots, Inc.*	166,440

	Oil, Gas & Consumable Fuels - 2.4%
6,100	Carrizo Oil & Gas, Inc.*	126,270
9,500	Goodrich Petroleum Corp.*	342,665
13,200	PetroQuest Energy, Inc.*	92,532
2,400	Whiting Petroleum Corp.*	91,920
11,700	Rex Energy Corp.*	71,370
11,200	Tesco Corporation*	77,280

		802,037

	Prepackaged Software - 2.6%
22,550	Blackbaud, Inc.	281,875
41,900	Phase Forward, Inc.*	581,153

		863,028

	Semiconductor & Semiconductor Equipment - 5.6%
45,420	ARM Holdings PLC - ADR	202,119
19,000	Atheros Communications, Inc.*	277,400
10,200	Hittite Microwave Corp.*	298,044
20,430	Microsemi Corp.*	398,181
12,700	Power Integrations, Inc.	232,410
21,600	Semtech Corp.*	244,512

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.1%, CONTINUED
	Semiconductor & Semiconductor Equipment - 5.6%, Continued

13,570	Varian Semiconductor Equipment Associates, Inc.*	$249,688

		1,902,354

	Semiconductors & Related Devices - 0.5%
15,800	Aixtron AG - ADR	72,048
9,278	Monolithic Power Systems, Inc.*	88,791

		160,839

	Software - 8.4%
18,200	Ansys, Inc.*	525,252
11,700	Concur Technologies, Inc.*	321,165
37,000	EPIQ Systems, Inc.*	600,880
7,400	Factset Research Systems, Inc.	296,000
18,800	MICROS Systems, Inc.*	313,020
24,000	PROS Holdings, Inc.*	115,680
11,900	Quality Systems, Inc.	357,833
10,615	Ultimate Software Group, Inc.*	162,516
17,700	Wind River Systems, Inc.*	147,618

		2,839,964

	Specialty Retail - 4.4%
21,965	Aaron Rents, Inc.	580,535
16,799	Citi Trends, Inc.*	206,628
9,690	GameStop Corp. - Class A*	211,727
9,340	Guess?, Inc.	123,568
5,352	Tween Brands, Inc.*	20,552
33,100	Ulta Salon, Cosmetics & Fragrance, Inc*	237,658
5,600	Urban Outfitters, Inc.*	101,752

		1,482,420

	Textiles, Apparel & Luxury Goods - 0.2%
1,100	Deckers Outdoor Corp.*	65,604

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Small Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.1%, CONTINUED

	Trading Companies & Distributors - 0.5%
5,045	MSC Industrial Direct Co., Inc. - Class A	$174,607

	TOTAL COMMON STOCKS (Cost $41,720,682)	32,418,730

	SHORT-TERM INVESTMENTS - 3.1%
	Money Market Funds - 3.1%
380,527	AIM Liquid Assets Portfolio - Institutional Class	380,527
664,364	AIM Short-Term Prime - Institutional Class	664,364

		1,044,891

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,044,891)	1,044,891

	TOTAL INVESTMENTS IN SECURITIES - 99.2% (Cost $42,765,573)	33,463,621
	Other Assets in Excess of Liabilities - 0.8%	264,294

	TOTAL NET ASSETS - 100.0%	$33,727,915

*	Non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2008

Shares		Value
	COMMON STOCKS - 96.0%
	Aerospace & Defense - 1.5%
7,550	BE Aerospace, Inc.*	$61,759
1,745	Precision Castparts Corp.	109,411

		171,170

	Auto Components - 0.8%
9,400	LKQ Corp.*	97,948

	Beverages - 2.2%
2,937	Brown-Forman Corp. - Class B	128,905
4,450	Hansen Natural Corporation*	132,387

		261,292

	Biological Products - 1.7%
12,300	QIAGEN NV*	198,399

	Biotechnology - 1.7%
2,030	Cephalon, Inc.*	149,164
950	Myriad Genetics, Inc.*	56,316

		205,480

	Capital Markets - 1.1%
1,930	Affiliated Managers Group, Inc.*	54,040
4,261	Calamos Asset Management, Inc.	17,342
1,750	Lazard Ltd.	54,705

		126,087

	Chemicals - 1.2%
3,975	Airgas, Inc.	142,106

	Commercial Banks - 1.5%
2,350	Cullen/Frost Bankers, Inc.	127,393
1,350	SVB Financial Group*	54,068

		181,461

	Commercial Services & Supplies - 7.9%
8,450	Corrections Corp. of America*	152,861
3,700	DeVry, Inc.	212,676
3,400	FTI Consulting, Inc.*	186,456

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.0%, CONTINUED
	Commercial Services & Supplies - 7.9%, Continued

3,000	IHS, Inc.*	$108,870
4,750	Stericycle, Inc.*	272,175

		933,038

	Communications Equipment - 1.2%
5,850	F5 Networks, Inc.*	145,665

	Diversified Financial Services - 0.7%
1,050	InterContinental Exchange, Inc.*	77,280

	Electrical Equipment - 2.2%
450	First Solar, Inc.*	56,178
4,400	Roper Industries, Inc.	201,388

		257,566

	Electronic Equipment & Instruments - 7.2%
4,150	Dolby Laboratories, Inc.*	123,753
9,900	FLIR Systems, Inc.*	307,098
2,050	Itron, Inc.*	97,129
5,120	National Instruments Corp.	123,443
2,400	SunPower Corp. - Class A*	83,352
5,560	Trimble Navigation Ltd.*	113,202

		847,977

	Energy Equipment & Services - 5.5%
2,550	CGG Veritas-ADR*	42,100
1,850	Core Laboratories NV	123,229
3,840	FMC Technologies, Inc.*	105,485
4,750	Helix Energy Solutions Group, Inc.*	30,542
5,110	National-Oilwell Varco, Inc.*	144,562
4,400	Noble Corp.	117,876
1,900	Smith International, Inc.	55,556
6,810	TETRA Technologies, Inc.*	32,824

		652,174

	Health Care Equipment & Supplies - 7.5%
6,035	Gen-Probe, Inc.*	222,390
13,548	Hologic, Inc.*	190,485

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.0%, CONTINUED
	Health Care Equipment & Supplies - 7.5%, Continued

4,450	Idexx Laboratories, Inc.*	$137,549
4,300	Illumina, Inc.*	94,643
6,425	ResMed, Inc.*	233,485

		878,552

	Health Care Providers & Services - 7.6%
6,245	Cerner Corp.*	224,695
4,700	Express Scripts, Inc.*	270,297
2,795	Henry Schein, Inc.*	99,865
6,145	Psychiatric Solutions, Inc.*	155,469
7,880	VCA Antech, Inc.*	150,114

		900,440

	Hotels, Restaurants & Leisure - 0.9%
2,350	Panera Bread Co. - Class A*	104,434

	Insurance - 1.9%
6,980	HCC Insurance Holdings, Inc.	162,704
1,350	RenaissanceRe Holdings, Ltd.	63,625

		226,329

	Internet Software & Services - 1.6%
6,050	Akamai Technologies, Inc.*	74,233
2,200	Mercadolibre, Inc.*	27,104
3,800	VeriSign, Inc.*	82,042

		183,379

	IT Services - 6.6%
4,500	Alliance Data Systems Corp.*	194,895
4,810	Cognizant Technology Solutions Corp. - Class A*	92,352
6,605	Global Payments, Inc.	238,903
11,745	Iron Mountain, Inc.*	255,219

		781,369

	Life Insurance - 1.3%
5,400	IPC Holdings Ltd.	151,200

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.0%, CONTINUED

	Life Science Tools & Services - 2.9%
4,630	Covance, Inc.*	$180,941
3,140	Millipore Corp.*	159,072

		340,013

	Machinery - 1.4%
2,150	AGCO Corp.*	52,933
1,000	Flowserve Corp.	50,330
2,830	Joy Global, Inc.	65,911

		169,174

	Medical Devices - 1.0%
855	Intuitive Surgical, Inc.*	113,313

	Multiline Retail - 0.4%
3,000	Big Lots, Inc.*	52,560

	Oil, Gas & Consumable Fuels - 4.7%
4,980	Newfield Exploration Co.*	112,448
3,650	Petrohawk Energy Corp.*	63,766
4,200	Range Resources Corp.	174,174
5,710	Southwestern Energy Co.*	196,253

		546,641

	Pharmaceuticals - 0.7%
1,905	Shire PLC - ADR	78,105

	Semiconductor & Semiconductor Equipment - 5.5%
37,115	ARM Holdings PLC - ADR	165,162
7,061	ASML Holding NV - ADR	108,245
8,240	Intersil Corp. - Class A	74,655
4,720	MEMC Electronic Materials, Inc.*	70,894
7,880	Microchip Technology, Inc.	145,780
4,725	Varian Semiconductor Equipment Associates, Inc.*	86,940

		651,676

	Software - 6.6%
18,170	Activision Blizzard, Inc.*	212,589
2,300	Ansys, Inc.*	66,378

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Shares		Value
	COMMON STOCKS - 96.0%, CONTINUED
	Software - 6.6%, Continued

4,655	Autodesk, Inc.*	$77,226
3,050	Factset Research Systems, Inc.	122,000
9,700	Nuance Communications, Inc.*	89,046
8,790	Red Hat, Inc.*	81,308
4,355	Salesforce.com, Inc.*	124,640

		773,187

	Specialty Retail - 6.6%
2,130	Abercrombie & Fitch Co. - Class A	41,173
4,950	Dick’s Sporting Goods, Inc.*	62,419
8,480	GameStop Corp. - Class A*	185,288
6,800	Guess ?, Inc.	89,964
6,050	Ross Stores, Inc.	160,325
4,000	The TJX Companies, Inc.	91,280
7,850	Urban Outfitters, Inc.*	142,635

		773,084

	Trading Companies & Distributors - 1.8%
2,730	Fastenal Co.	105,133
3,030	MSC Industrial Direct Co., Inc. - Class A	104,868

		210,001

	Wireless Telecommunication Services - 0.6%
3,895	NII Holdings, Inc.*	75,719

	TOTAL COMMON STOCKS (Cost $17,538,779)	11,306,819

	SHORT-TERM INVESTMENTS - 3.9%
	Money Market Funds - 3.9%
372,494	AIM Liquid Assets Portfolio - Institutional Class	372,494
86,194	AIM Short-Term Prime - Institutianal Class	86,194

		458,688

	TOTAL SHORT-TERM INVESTMENTS (Cost $458,688)	458,688

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Mid Cap Growth Fund

Schedule of Investments at November 30, 2008, Continued

Value
TOTAL INVESTMENTS IN SECURITIES - 99.9% (Cost $17,997,467)	$11,765,507
Other Assets in Excess of Liabilities - 0.1%	17,668

TOTAL NET ASSETS - 100.0%	$11,783,175

*	Non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2008

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

ASSETS
Investments in securities, at value* (Note 2)	$33,463,621	$11,765,507
Cash	3,102	1,363
Receivables:
Investment securities sold	95,133	22,950
Fund shares sold	322,127	10,793
Dividends and interest	17,365	3,333
Due from advisor, net	—	14,105
Prepaid expenses	17,972	22,116

Total assets	33,919,320	11,840,167

LIABILITIES
Payables:
Investment securities purchased	56,135	—
Fund shares redeemed	64,389	—
Distribution fees	9,319	6,499
Investment advisory fees, net	8,984	—
Administration fees	4,098	4,098
Fund accounting fees	7,900	6,250
Transfer agent fees	11,057	11,020
Custody fees	2,000	1,200
Chief Compliance Officer fees	925	925
Other accrued expenses	26,598	27,000

Total liabilities	191,405	56,992

NET ASSETS	$33,727,915	$11,783,175

COMPONENTS OF NET ASSETS
Paid-in capital	$47,019,840	$19,207,833
Accumulated net realized loss on investments	(3,989,973)	(1,192,698)
Net unrealized depreciation on investments	(9,301,952)	(6,231,960)

Net assets	$33,727,915	$11,783,175

* Cost of Investments	$42,765,573	$17,997,467

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Assets and Liabilities at November 30, 2008, Continued

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

Class A:
Net assets	$19,853,758	$7,747,871
Shares issued and outstanding (unlimited number of shares authorized without par value)	2,879,054	1,186,294

Net asset value, and redemption price per share	$6.90	$6.53

Maximum offering price per share**
(net asset value per share/front-end sales charge) ($6.90/94.75%)	$7.28

($6.53/94.75%)		$6.89

Class C:
Net assets	$82,539	$68,431
Shares issued and outstanding (unlimited number of shares authorized without par value)	12,301	10,991
Net asset value, offering price, and redemption price per share***	$6.71	$6.23

Class I:
Net assets	$13,791,618	$3,966,873
Shares issued and outstanding (unlimited number of shares authorized without par value)	1,944,138	552,712
Net asset value, offering price, and redemption price per share	$7.09	$7.18

**	On purchases of $25,000 or more the front-end sales charge is reduced.

***	Class C has a contingent deferred sales charge. For a description of this sales charge see notes 1 and 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Operations For the Year Ended November 30, 2008

	Stephens Small Cap	Stephens Mid Cap
	Growth Fund	Growth Fund

INVESTMENT INCOME
Income
Dividends (net of $1,945 and $1,236 foreign withholding tax, respectively)	$95,829	$69,591
Interest	54,789	21,899

Total investment income	150,618	91,490

EXPENSES (NOTE 3)

Investment advisory fees	315,926	136,972
Distribution fees - Class A	81,102	31,912
Transfer agent fees	63,135	60,224
Administration fees	52,372	46,756
Fund accounting fees	46,132	36,242
Registration fees	42,408	28,027
Reports to shareholders	23,703	23,168
Audit fees	20,200	20,200
Custody fees	15,196	14,880
Legal fees	10,049	15,566
Chief Compliance Officer fees	5,550	5,550
Trustee fees	5,483	5,162
Miscellaneous expenses	4,713	4,662
Insurance expense	1,234	1,223
Distribution fees - Class C	458	450

Total expenses	687,661	430,994
Less fees waived	(79,306)	(170,361)

Net expenses	608,355	260,633

Net investment loss	(457,737)	(169,143)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss on investments	(3,942,730)	(1,018,590)
Change in unrealized depreciation on investments	(17,047,109)	(8,778,614)

Net realized and unrealized loss on investments	(20,989,839)	(9,797,204)

Net decrease in net assets resulting from operations	$(21,447,576)	$(9,966,347)

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets

Stephens Small Cap Growth Fund

	Year Ended	Year Ended
	November 30, 2008	November 30, 2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss	$(457,737)	$(516,736)
Net realized gain (loss) on investments	(3,942,730)	1,114,299
Net realized gain on options written	—	14,125
Change in unrealized appreciation (depreciation) on investments	(17,047,109)	4,938,504
Change in unrealized depreciation on options written	—	(792)

Net increase (decrease) in net assets resulting from operations	(21,447,576)	5,549,400

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Net decrease in net assets derived from net change in outstanding shares - Class A (a)(b)	(3,417,130)	(9,568,678)
Net increase in net assets derived from net change in outstanding shares - Class C (a)	121,933	—
Net increase in net assets derived from net change in outstanding shares - Class I (a)(c)	10,429,500	8,848,231

Total increase (decrease) in net assets from capital share transactions	7,134,303	(720,447)

Total increase (decrease) in net assets	(14,313,273)	4,828,953

NET ASSETS

Beginning of year	48,041,188	43,212,235

End of year	$33,727,915	$48,041,188

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
Class A	Shares	Value	Shares	Value

Shares sold	319,078	$3,323,688	533,954	$6,374,228
Shares redeemed (b)	(680,272)	(6,740,818)	(1,337,482)	(15,942,906)

Net decrease	(361,194)	$(3,417,130)	(803,528)	$(9,568,678)

(b)	Net of redemption fees of $1,069 and $1,663, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

	Year Ended*		Year Ended
	November 30, 2008		November 30, 2007
Class C	Shares	Value	Shares	Value

Shares sold	12,301	$121,933	—	$—
Shares redeemed	—	—	—	—

Net increase	12,301	$121,933	—	$—

	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
Class I	Shares	Value	Shares	Value

Shares sold	1,477,595	$12,897,022	690,639	$8,918,177
Shares redeemed (c)	(268,490)	(2,467,522)	(5,606)	(69,946)

Net increase	1,209,105	$10,429,500	685,033	$8,848,231

(c)	Net of redemption fees of $1,781 and $0, respectively.
*	Class C shares have been offered since March 28, 2008.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

Stephens Mid Cap Growth Fund

	Year Ended	Year Ended
	November 30, 2008	November 30, 2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss	$(169,143)	$(114,818)
Net realized gain (loss) on investments	(1,018,590)	328,728
Change in unrealized appreciation (depreciation) on investments	(8,778,614)	2,212,499

Net increase (decrease) in net assets resulting from operations	(9,966,347)	2,426,409

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Net increase in net assets derived from net change in outstanding shares - Class A (a)(b)	696,954	932,366
Net increase in net assets derived from net change in outstanding shares - Class C (a)	107,175	—
Net increase in net assets derived from net change in outstanding shares - Class I (a)(c)	3,409,691	3,037,339

Total increase in net assets from capital share transactions	4,213,820	3,969,705

Total increase (decrease) in net assets	(5,752,527)	6,396,114

NET ASSETS

Beginning of year	17,535,702	11,139,588

End of year	$11,783,175	$17,535,702

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
Class A	Shares	Value	Shares	Value

Shares sold	333,933	$3,666,201	272,136	$3,282,869
Shares redeemed (b)	(280,699)	(2,969,247)	(220,660)	(2,350,503)

Net increase	53,234	$696,954	51,476	$932,366

(b)	Net of redemption fees of $737 and $9, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Statements of Changes in Net Assets, Continued

	Year Ended*		Year Ended
	November 30, 2008		November 30, 2007
Class C	Shares	Value	Shares	Value

Shares sold	10,991	$107,175	—	$—
Shares redeemed	—	—	—	—

Net increase	10,991	$107,175	—	$—

	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
Class I	Shares	Value	Shares	Value

Shares sold	346,288	$4,144,726	246,192	$3,302,692
Shares redeemed (c)	(69,434)	(735,035)	(20,334)	(265,353)

Net increase	276,854	$3,409,691	225,858	$3,037,339

(c)	Net of redemption fees of $1,743 and $0, respectively.
*	Class C shares have been offered since March 28, 2008.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Financial Highlights For a capital share outstanding throughout the periods

Stephens Small Cap Growth Fund

CLASS A	Year Ended	Year Ended	Period Ended
	November 30, 2008	November 30, 2007	November 30, 2006(1)

Net asset value, beginning of year/period	$12.03	$10.55	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.13)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	(5.00)	1.64	0.65

Total from investment operations	(5.13)	1.48	0.54

LESS DISTRIBUTIONS

From net investment income	—	—	—
From net realized gain	—	—	—

Total distributions	—	—	—

Paid-in capital from redemption fess (Note 2)	0.00 *	0.00 *	0.01

Net asset value, end of year/period	$6.90	$12.03	$10.55

Total return without sales load	(42.64)%	14.03%	5.50	% ^
Total return with sales load	(45.67)%	8.09%	0.00	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$19.8	$39.0	$42.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	1.69%	1.68%	1.62	%+
After fees waived and expenses absorbed	1.50%	1.50%	1.46	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.36%)	(1.36%)	(1.25	%)+
After fees waived and expenses absorbed	(1.17%)	(1.18%)	(1.09	%)+
Portfolio turnover rate	43%	51%	70	% ^

(1)	Fund commenced operations on December 1, 2005.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Financial Highlights For a capital share outstanding throughout the period, Continued

Stephens Small Cap Growth Fund

CLASS C	Period Ended
	November 30, 2008(1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.07)
Net realized and unrealized loss on investments	(3.22)

Total from investment operations	(3.29)

LESS DISTRIBUTIONS

From net investment income	—
From net realized gain	—

Total distributions	—

Net asset value, end of period	$6.71

Total return without sales load	(32.90	)% ^
Total return with sales load	(33.57	)% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (millions)	$0.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	2.47	%+
After fees waived and expenses absorbed	2.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(2.12	%)+
After fees waived and expenses absorbed	(1.90	%)+
Portfolio turnover rate	43	% ^

(1)	Class C shares have been offered since March 28, 2008.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Financial Highlights For a capital share outstanding throughout the period, Continued

Stephens Small Cap Growth Fund

CLASS I	Year Ended	Year Ended	Period Ended
	November 30, 2008	November 30, 2007	November 30, 2006(1)

Net asset value, beginning of year/period	$12.34	$10.80	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(5.21)	1.55	0.83

Total from investment operations	(5.25)	1.54	0.80

LESS DISTRIBUTIONS

From net investment income	—	—	—
From net realized gain	—	—	—

Total distributions	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00 *	—	—

Net asset value, end of year/period	$7.09	$12.34	$10.80

Total return	(42.54)%	14.26%	8.00	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$13.8	$9.1	$0.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	1.46%	1.43%	1.41	%+
After fees waived and expenses absorbed	1.25%	1.25%	1.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.00%)	(1.11%)	(1.23	%)+
After fees waived and expenses absorbed	(0.79%)	(0.93%)	(1.07	%)+
Portfolio turnover rate	43%	51%	70	% ^

(1)	Class I shares have been offered since August 31, 2006.
*	Amount less than $0.01
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Financial Highlights For a capital share outstanding throughout the period, Continued

Stephens Mid Cap Growth Fund

CLASS A	Year Ended	Year Ended	Period Ended
	November 30, 2008	November 30, 2007	November 30, 2006(1)

Net asset value, beginning of year/period	$12.22	$9.80	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.11)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(5.58)	2.52	(0.13)

Total from investment operations	(5.69)	2.42	(0.20)

LESS DISTRIBUTIONS

From net investment income	—	—	—
From net realized gain	—	—	—

Total distributions	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00	*

Net asset value, end of year/period	$6.53	$12.22	$9.80

Total return without sales load	(46.56)%	24.69%	(2.00	)% ^
Total return with sales load	(49.38)%	18.18%	(7.11	)% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$7.7	$13.8	$10.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	2.42%	3.14%	3.24	%+
After fees waived and expenses absorbed	1.50%	1.50%	1.50	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.97%)	(2.65%)	(2.71	%)+
After fees waived and expenses absorbed	(1.05%)	(1.01%)	(0.97	%)+
Portfolio turnover rate	32%	52%	29	% ^

(1)	Fund commenced operations on February 1, 2006.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Financial Highlights For a capital share outstanding throughout the period, Continued

Stephens Mid Cap Growth Fund

CLASS C	Period Ended
	November 30, 2008(1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.07)
Net realized and unrealized loss on investments	(3.70)

Total from investment operations	(3.77)

LESS DISTRIBUTIONS

From net investment income	—
From net realized gain	—

Total distributions	—

Net asset value, end of period	$6.23

Total return without sales load	(37.70	)% ^
Total return with sales load	(38.32	)% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (millions)	$0.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	3.37	%+
After fees waived and expenses absorbed	2.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(2.87	%)+
After fees waived and expenses absorbed	(1.75	%)+
Portfolio turnover rate	32	% ^

(1)	Class C shares have been offered since March 28, 2008.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Financial Highlights For a capital share outstanding throughout the period, Continued

Stephens Mid Cap Growth Fund

CLASS I	Year Ended	Year Ended	Period Ended
	November 30, 2008	November 30, 2007	November 30, 2006(1)

Net asset value, beginning of year/period	$13.39	$10.72	$10.00

INCOME FROM INVESTMENT OPERATIONS

Net investment loss	(0.06)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(6.15)	2.69	0.74

Total from investment operations	(6.21)	2.67	0.72

LESS DISTRIBUTIONS

From net investment income	—	—	—
From net realized gain	—	—	—

Total distributions	—	—	—

Paid-in capital from redemption fees (Note 2)	0.00 *	—	—

Net asset value, end of year/period	$7.18	$13.39	$10.72

Total return	(46.38)%	24.91%	7.20	% ^

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year/period (millions)	$4.0	$3.7	$0.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	2.19%	2.89%	3.13	%+
After fees waived and expenses absorbed	1.25%	1.25%	1.25	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Before fees waived and expenses absorbed	(1.57%)	(2.40%)	(2.65	%)+
After fees waived and expenses absorbed	(0.63%)	(0.76%)	(0.77	%)+
Portfolio turnover rate	32%	52%	29	% ^

(1)	Class I shares have been offered since August 31, 2006.
*	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements November 30, 2008

 Note 1 – Organization

The Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on December 1, 2005 and February 1, 2006, respectively.

The Funds offer Class A, Class C and Class I shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge for 1 year. Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds’ investment objectives are to seek long-term capital appreciation.

 Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small Capsm exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Options on securities shall be valued at the mean between the most recent quoted bid and asked quotations.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of November 30, 2008, the Funds did not hold securities for which the last reported sale price on an exchange was not available.

B.	Option Writing. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.	Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At November 30, 2008, the Funds had capital loss carryforwards available for federal income tax purposes as follows:

Stephens Small Cap Growth Fund		Stephens Mid Cap Growth Fund
Year of Expiration	Amount	Year of Expiration	Amount

November 30, 2014	$30,875	November 30, 2015	$172,665
November 30, 2016	$3,791,271	November 30, 2016	$1,009,897

	$3,822,146		$1,182,562

D.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first-out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. Class A shares are sold with a front-end sales charge of 5.25%. Purchases greater than $25,000 into the Funds are offered at a reduced sales charge. For Class C shares, the offering and redemption price per share for each Fund is equal to each Fund’s net

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

asset value per share. A contingent deferred sales charge of 1.00% is imposed on redemptions made in Class C shares for the first year since purchase. For Class I shares, the offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation. Effective January 15, 2009 the Class I shares of the Funds will no longer assess a redemption fee.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share. For the year ended November 30, 2008, the Stephens Small Cap Growth Fund decreased accumulated net investment loss by $457,737 and decreased paid-in capital by $457,737. Net assets were not affected by the change. For the year ended November 30, 2008, the Stephens Mid Cap Growth Fund decreased accumulated net investment loss by $169,318 and decreased paid- in capital by $169,318. Net assets were not affected by the change.

J.	New Accounting Pronouncements. Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48(“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

Massachusetts. Tax years include the tax years ended November 30, 2006 through 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “FairValue Measurements” (“FAS 157”) effective for fiscal years beginning after November 15 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund have adopted FAS 157 effective December 1, 2007. A summary of the fair value Hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing the securities are not an indication of the risk associated with investing in those securities.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

The following is a summary of the inputs used to value the Stephens Small Cap Growth Fund’s net assets as of November 30, 2008

	Investments in	Other Financial
Description	Securities	Instruments*

Level 1 - Quoted prices	$33,463,621	$—
Level 2 - Other significant observable inputs	—	—
Level 3 - Significant unobservable inputs	—	—

Total	$33,463,621	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a summary of the inputs used to value the Stephens Mid Cap Growth Fund’s net assets as of November 30, 2008

	Investments in	Other Financial
Description	Securities	Instruments*

Level 1 - Quoted prices	$11,765,507	$—
Level 2 - Other significant observable inputs	—	—
Level 3 - Significant unobservable inputs	—	—

Total	$11,765,507	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

 Note 3 – Commitments and Other Related Party Transactions

Stephens Investment Management Group, LLC, (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended November 30, 2008, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $315,926 and $136,972 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s total net expenses to not more than 1.50% of average daily net assets for Class A shares, not more than 2.25% of average daily net assets for Class C shares, and not more than 1.25% of average daily net assets for Class I shares. The contract’s term expires December 1, 2009 for the Stephens Small Cap Growth Fund and February 1, 2010 for the Stephens Mid Cap Growth Fund. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended November 30, 2008, the Advisor waived fees of $79,306, and $170,361 for the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, respectively.

At November 30, 2008, the remaining unreimbursed amounts paid and/or waived by the Advisor on behalf of the Funds that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Stephens Small Cap Growth Fund		Stephens Mid Cap Growth Fund
Year of Expiration	Amount	Year of Expiration	Amount

November 30, 2009	$64,202	November 30, 2009	$139,483
November 30, 2010	$79,636	November 30, 2010	$179,613
November 30, 2011	$79,306	November 30, 2011	$170,361

The Funds must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for each Fund. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for each Fund;

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$50,000
Under $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended November 30, 2008, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $52,372 and $46,756 in administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended November 30, 2008, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund were allocated $5,550 and $5,550 of the Trust’s Chief Compliance Officer fee, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A shares and Class C shares. The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. No distribution or shareholder servicing fees are paid by Class I shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities. For the year ended November 30, 2008, Stephens Inc. an affiliate of Stephens Investment Management Group, LLC, received distribution fees of $81,102 and $458 from the Stephens Small Cap Growth Fund Class A and Class C, respectively, and distribution fees of $31,912 and $450 from the Stephens Mid Cap Growth Fund Class A and Class C, respectively. For the year ended November 30, 2008, Stephens, Inc., also received sales commissions of $12,294 and $1,053 from the Stephens Small Cap Growth Fund Class A and Class C, respectively, and $10,471 and $1,053 from the Stephens Mid Cap Growth Fund Class A and Class C, respectively.

 Note 4 – Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities for the Stephens Small Cap Growth Fund for the year ended

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Notes to Financial Statements as of November 30, 2008, Continued

November 30, 2008, were $25,031,396 and $17,562,430, respectively and for the Stephens Mid Cap Growth Fund for the year ended November 30, 2008, were $9,835,822 and $5,538,396, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2008.

 Note 5 – Distributions to Shareholders

For the years ended November 30, 2008 and year ended November 30, 2007, there were no distributions for the Funds.

As of November 30, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Small Cap Growth Fund	Mid Cap Growth Fund

Cost of investments(a)	$42,933,400	$18,007,603

Gross tax unrealized appreciation	1,914,445	280,416
Gross tax unrealized depreciation	(11,384,224)	(6,522,512)

Net tax unrealized depreciation	$(9,469,779)	$(6,242,096)

Undistributed ordinary income	$—	$—
Undistributed long-term capital gain	—	—

Total distributable earnings	$—	$—

Other accumulated losses	(3,822,146)	(1,182,562)

Total accumulated losses	$(13,291,925)	$(7,424,658)

(a)	The difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for income tax purposes.

 Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes. During the year ended November 30, 2008 the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at November 30, 2008.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and from commencement of operations (December 1, 2005 for Stephens Small Cap Growth Fund and February 1, 2006 for Stephens Mid Cap Growth Fund) to November 30, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

WWW.STEPHENSFUNDS.COM

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund as of November 30, 2008, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 22, 2009

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund

At a meeting held on August 14, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the Funds with the Advisor for another annual term. At this meeting and at a prior meeting held on June 23, 2008, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

 Small Cap Growth Fund

1.	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Small Cap Growth Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Small Cap Growth Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Small Cap Growth Fund as of April 30, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund, Continued

The Board noted that the Small Cap Growth Fund’s performance was in line with or below its peer group median. In considering performance, the Board noted the Small Cap Growth Fund’s short performance history and considered that the peer group contained all no load mutual funds, which could be a factor in the Small Cap Growth Fund’s underperformance relative to its peer group.

3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Small Cap Growth Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Small Cap Growth Fund of 1.50% for the Class A shares, 2.25% for the Class C shares and 1.25% for the Class I shares. The Trustees also noted that the contractual advisory fee was below the median of its peer group.

4.	Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Small Cap Growth Fund grew. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Small Cap Growth Fund did not exceed a specified expense limitation. The Board concluded that there were no effective economies of scale to be shared with the Small Cap Growth Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Small Cap Growth Fund. The Board considered the profitability to the Advisor from its relationship with the Small Cap Growth Fund and considered any additional benefits derived by the Advisor from its relationship with the Small Cap Growth Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Small Cap Growth Fund.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund, Continued

 Mid Cap Growth Fund

1.	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board discussed the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Mid Cap Growth Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Mid Cap Growth Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Mid Cap Growth Fund as of April 30, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Mid Cap Growth Fund’s performance was in line with its peer group median over recent periods and was above its peer group median over the longer term.

3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement. The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Mid Cap Growth Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Mid Cap Growth Fund of 1.50% for the Class A shares, 2.25% for the Class C shares

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Approval of Investment Advisory Agreements (Unaudited)
Stephens Small Cap Growth Fund     Stephens Mid Cap Growth Fund, Continued

and 1.25% for the Class I shares. The Trustees noted that, while the Mid Cap Growth Fund’s total expense ratio was slightly above its peer group median, the contractual advisory fee was below the median and was in line with the fees charged by the Advisor to its other investment management clients. In addition, the Trustees noted that the Mid Cap Growth Fund’s expenses were not outside the range of its peer group. The Trustees noted that a factor in the expense ratio was the recoupment by the Advisor of amounts that it had previously paid (either in the form of fee waivers or fund subsidies), and that such recoupment was fair.

4.	Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Mid Cap Growth Fund grew. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Mid Cap Growth Fund did not exceed a specified expense limitation. The Board concluded that there were no effective economies of scale to be shared with the Mid Cap Growth Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Mid Cap Growth Fund. The Board considered the profitability to the Advisor from its relationship with the Mid Cap Growth Fund and considered any additional benefits derived by the Advisor from its relationship with the Mid Cap Growth Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Mid Cap Growth Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Small Cap Growth Fund and the Mid Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Small Cap Growth Fund and the Mid Cap Growth Fund would be in the best interest of each Fund and its shareholders.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Trustees and Executive Officers

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with	Length of	During Past	Overseen	Directorships
and Address	the Trust(1)	Time Served	Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Trustee, Allegiant Funds.

Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Independent Trustee, The Managers Funds, Managers AMG Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Trustees and Executive Officers, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with	Length of	During Past	Overseen	Directorships
and Address	the Trust(1)	Time Served	Five Years	by Trustees	Held

Officers of the Trust

Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable	Not Applicable

Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.	Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	Not Applicable	Not Applicable

Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007), formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).	Not Applicable	Not Applicable

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

WWW.STEPHENSFUNDS.COM

Stephens Funds®

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on From N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-Q on the SECÎs website at www.sec.gov.

WWW.STEPHENSFUNDS.COM

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR	LEGAL COUNSEL

Stephens Investment Management Group, LLC	Paul, Hastings, Janofsky & Walker LLP
111 Center Street	Park Avenue Tower
Little Rock, Arkansas 72201	75 E. 55th Street, Floor 15
New York, New York 10022

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	CUSTODIAN

Tait, Weller & Baker LLP	U.S. Bank, N.A.
1818 Market Street, Suite 2400	Custody Operations
Philadelphia, Pennsylvania 19103-3638	1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Stephens Funds®	Ticker	CUSIP
Stephens Small Cap Growth Fund — Class A	STSGX	742935422
Stephens Small Cap Growth Fund — Class C	STGCX	858802101
Stephens Small Cap Growth Fund — Class I	STSIX	742935380

Stephens Mid Cap Growth Fund — Class A	STMGX	742935414
Stephens Mid Cap Growth Fund — Class C	SFMCX	858802200
Stephens Mid Cap Growth Fund — Class I	SFMIX	742935372

TRANSFER AGENT, FUND ACCOUNTANT
AND FUND ADMINISTRATOR	DISTRIBUTOR

U.S. Bancorp Fund Services, LLC	Quasar Distributors, LLC
615 East Michigan Street	615 East Michigan Street
Milwaukee, Wisconsin 53202	Milwaukee, Wisconsin 53202
This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Mutual fund investing involves risk. Principal loss is possible.
stephensimg.com
FOR ADDITIONAL INFORMATION CONTACT YOUR INVESTMENT ADVISOR OR VISIT STEPHENSFUNDS.COM

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Stephens Small Cap Growth Fund

	FYE 11/30/2008	FYE 11/30/2007

Audit Fees	$18,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

Stephens Mid Cap Growth Fund

	FYE 11/30/2008	FYE 11/30/2007

Audit Fees	$18,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
Stephens Mid Cap Growth Fund 11/30/08 N-CSR
Stephens Small Cap Growth Fund 11/30/08 N-CSR

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2008	FYE 11/30/2007

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Stephens Small Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2008	FYE 11/30/2007

Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Stephens Mid Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2008	FYE 11/30/2007

Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Stephens Mid Cap Growth Fund 11/30/08 N-CSR
Stephens Small Cap Growth Fund 11/30/08 N-CSR

Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
Stephens Mid Cap Growth Fund 11/30/08 N-CSR
Stephens Small Cap Growth Fund 11/30/08 N-CSR

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)	/s/ Robert M. Slotky
Robert M. Slotky, President

Date	February 3, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert M. Slotky Robert M. Slotky, President

Date	February 3, 2009

By (Signature and Title)	/s/ Eric W. Falkeis Eric W. Falkeis, Treasurer

Date	January 22, 2009

* Print the name and title of each signing officer under his or her signature.
Stephens Mid Cap Growth Fund 11/30/08 N-CSR
Stephens Small Cap Growth Fund 11/30/08 N-CSR